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Scudder Small Company Value Fund

Class S Shares

Semiannual Report

January 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Small Company Value Fund	Ticker Symbol	Fund Number
Class S	SCSUX	078

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

The US stock market remains mired in a slump that is now almost three years old. This downturn, one of the worst in market history, is the longest since the early days of World War II. Undoubtedly, this is frustrating for mutual fund investors, particularly for those who got started in the late 1990s and missed the benefit of stocks' long run-up during the previous decade.

As a result, many investors are likely asking themselves, "What should I do next?" At times such as these, your natural reaction may be to sell your stock funds and seek safer investments. However, it is important to remember that it is often when the market outlook appears to be most bleak that opportunities may in fact be most compelling. This is because investor anxiety drives down the prices of virtually all companies regardless of their fundamental strengths. We encourage investors who have held on through the down market to keep this in mind when deciding on the best way to cope with slumping stock prices.

Risks remain in place, of course. Most notably, the economy remains sluggish and geopolitical tensions are high. It is therefore likely that short-term market downturns will be commonplace in the months ahead. Nevertheless, stocks remain the best option for patient investors who require long-term growth of assets. We encourage you to maintain a long-term focus regardless of what direction the market takes in the months ahead, so you will be able to reap the benefits when the stock market ultimately begins to recover.

Sincerely,

President
Scudder Small Company Value Fund

Web site: myScudder.com	Toll-free: 1-800-SCUDDER

Performance Summary January 31, 2003

Average Annual Total Returns*
Scudder Small Company Value Fund	6-Month	1-Year	3-Year	5-Year	Life of Fund**
Class S	-6.60%	-14.15%	6.66%	-.76%	7.35%
Russell 2000 Value Index+	-6.77%	-16.79%	4.89%	.10%	9.30%
S&P 500 Index Index++	-5.26%	-23.02%	-13.84%	-1.33%	7.15%

Sources: Lipper, Inc. and Deutsche Asset Management

** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/03	$ 17.19
7/31/02	$ 20.79
Distribution Information: Six Months: Income Dividends	$ .05
Capital Gains Distributions	$ 2.25

Class S Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	117	of	239	49
3-Year	92	of	171	54
5-Year	96	of	106	90

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Small Company Value Fund - Class S [] Russell 2000 Value Index+ [] S&P 500 Index++

Yearly periods ended January 31

Comparative Results*
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund**
Class S	Growth of $10,000	$8,585	$12,135	$9,627	$16,813
	Average annual total return	-14.15%	6.66%	-.76%	7.35%
Russell 2000 Value Index+	Growth of $10,000	$8,321	$11,538	$10,052	$19,048
	Average annual total return	-16.79%	4.89%	.10%	9.30%
S&P 500 Index++	Growth of $10,000	$7,698	$6,397	$9,352	$16,498
	Average annual total return	-23.02%	-13.84%	-1.33%	7.15%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
++ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Shareholders redeeming shares held less than one year will have a lower return due to the effect of the 1% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the Fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Portfolio Managers David Koziol and Michael Patchen discuss the fund's market environment and strategy for its most recent semiannual period ended January 31, 2003.

Q: How did Scudder Small Company Value Fund perform over its most recent semiannual period?

A: In a disappointing period for the stock market overall, the fund posted a -6.60% (Class S shares) return for the six months ended January 31, 2003, compared with the -6.77% return of its benchmark, the Russell 2000 Value Index, during the same period. The average return of similar small-cap value funds, as measured by the Lipper Small-Cap Value Funds Category during the same period was -5.31%.In a disappointing period for the stock market overall, the fund posted a -6.75% (A shares, unadjusted for sales charges) return for the six months ended January 31, 2003, compared with the -6.77% return of its benchmark, the Russell 2000 Value Index, during the same period. The average return of similar small-cap value funds, as measured by the Lipper Small-Cap Value Funds Category during the same period was -5.31%.

The performance of large-cap stocks as represented by the Standard & Poor's 500 index (S&P 500) was comparable over the six-month period, at -5.26%. However, if we look beyond the past six months and take the entire year of 2002 into account, investors made a favorable decision to be in small-cap value stocks compared with large caps. For 2002, the Russell 2000 Value Index returned -11.43%, but the S&P 500 posted a -22.10% decline. From 1998 through most of 2000, large-cap growth stocks posted strong returns, while value stocks languished. Since then, there has been a role reversal, and the bubble - as represented by many large-cap names - contracted. Investors who still want equity exposure are trying to find companies that did not benefit from the boom of the late 1990s. Small-cap value is one of the areas investors have been seeking out.

Q: Will you characterize the makeup of the fund compared with its benchmark?

A: The fund is $210 million in size and holds 173 individual stocks. This compares with the Russell 2000 Value Index, which holds approximately 1,200 stocks. Therefore, the fund holds about 14% of the index. This is a diversified portfolio, with a tracking error of approximately 3.5% vs. the Russell 2000 Value Index. In broad terms, the fund should mimic the performance of its benchmark. But this is not a pure index fund, in that we are seeking to add 3% to 4% in annual return over and above index returns by finding stocks that are more liquid than the average index holding and that have good-quality earnings, relative value, favorable operating trends and attractive long-term growth prospects compared with their peers. By not deviating too much from index holdings and industry allocations, we seek to control the risk of underperformance.

Q: How did stock selection affect fund performance during the semiannual period?

A: In terms of contributions to performance over the six-month period, stock selection in materials, capital goods and banks helped the fund. However, this positive performance was offset by negative stock selection in energy, hotels and restaurants, and leisure stocks. Looking at individual names, the fund's holdings in Crown Cork & Seal - a company that manufactures packaging of products for retail sale - contributed strongly to performance. Some of the things we liked about this company during the period were its strong cash flow, favorable return on capital and consistent earnings growth all through its industry.

A long-term holding that detracted from performance over the period was Ligand Pharmaceuticals. In mid-November, the company announced that it expected a falloff in revenue, and its stock was immediately punished, falling 40%. The fund's broad diversification prevented this decline from affecting the fund more than it otherwise might have.

How the fund is managed

Investment Discipline

The fund's portfolio managers blend fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity at the end of the investment-decision process and allows the team to analyze the broadest possible universe of stocks. The team's proprietary US stock evaluation model, which incorporates valuation and growth investment parameters, is used to select securities. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis, they can minimize investment-style bias and ultimately produce a pure stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. The performance objective for the portfolio is to outperform the Russell 2000 Value Index by assuming a moderate level of risk relative to the index.

Portfolio Construction

The managers believe that consistent outperformance is derived by making many small bets while minimizing unintended risk exposure. As such, portfolio holdings are extremely diversified, with only nominal deviations from the benchmark's industry weightings. Given the liquidity concerns associated with trading small-cap stocks, market impact assumptions are incorporated within the process to mitigate the trade-off between the anticipated pickup from trading and the costs associated with making these trades. The team also applies stock position, size and beta constraints to seek to control residual risk.

Q: Have you made any further changes or adjustments to the quantitative model that you employ in managing the fund?

A: The biggest adjustment we made during the period was to increase our focus on managing transaction costs. As stock prices have fallen, the costs of trading have begun to rise. So, we are more sensitive than ever to a given stock's liquidity. Before we make a trade, we run it through a set of internal systems to look at expected costs. The trades that we make factor in these costs from the get-go. We've also reinforced our emphasis on investment style balance, trying to find the optimal blend between a stock's inherent value and its growth prospects, and trying to better predict when a company that has good fundamentals - such as an attractive stock price compared with earnings - will be rewarded in the marketplace.

Q: In the last report, you talked about choosing only advice from the best stock analysts as a means to counter the recent spate of accounting scandals. Has that paid off?

A: Yes, it has. And we hope that additional financial regulation will bring more overall clarity. If additional regulation is instituted, the average buy-side investor will be more likely to use what the best analysts are saying and input it into his or her own process and stock selection. That can only help the market. We will continue to search out the best analysts, regardless of how large or small the firms are that employ them. Of primary concern is that they've shown consistent skill in predicting how small-value companies are going to perform.

Q: What is your outlook for the market over the coming months?

A: We manage the fund the same way, regardless of our market outlook. That said, we are mildly bearish in the near term, because there's so much uncertainty due to both the potential for war and terrorism. But the real problem for the stock market is valuations, which for the broader market just aren't that compelling. It's not that the valuations themselves are so high, a price-to-earnings ratio of 29 for the S&P 500 Index as an example. What's unfavorable is that the growth prospects that analysts have for these companies over the next year or two are not enough to justify the multiples. The same principle applies to individual stocks. A high multiple doesn't necessarily mean you should sell a particular stock. It means that the company had better have attractive growth prospects. Until we start seeing that - let's call ourselves neutral at best - we'll await word of better growth prospects.

Q: Do you see any sectors with favorable growth prospects?

A: Technology is an example of a sector in which we see high multiples without matching/exceeding growth prospects, whereas small-cap value is a pretty good place to be because the multiples aren't nearly as high, a price-to-earnings ratio of about 12 for the broad category. So, we believe small value is probably a good risk/return holding right now relative to some of the other areas of the US equity market. Overall, we continue to believe that Scudder Small Company Value Fund is an attractive vehicle for investors seeking long-term growth of capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value	S&P 500
Small Companies ($ millions) Market Capitalization	712	604	73,239
Value Orientation P/E Trailing Six Months	13.8x	14.4x	18.2x
Price/Sales	.5x	.6x	1.3x
Price/Book Value	1.4x	1.2x	2.7x

Asset allocation and stock characteristics are subject to change.

Ten Largest Equity Holdings at January 31, 2003 (13.3% of Portfolio)
1. Energen Corp. Producer and distributor of natural gas	1.5%
2. Payless ShoeSource, Inc. Retailer of footwear	1.5%
3. Worthington Industries, Inc. Manufacturer of metal and plastic products	1.4%
4. Flagstar Bancorp., Inc. Provider of banking services	1.4%
5. Carlisle Companies, Inc. Manufacturer and distributor of construction materials	1.3%
6. St. Mary Land & Exploration Co. Explorer of oil	1.3%
7. Ralcorp Holdings, Inc. Manufacturer of private label and branded ready-to-eat cereal	1.3%
8. LandAmerica Financial Group, Inc. Provider of property insurance	1.2%
9. Commercial Federal Corp. Provider of commercial banking services	1.2%
10. Alpharma, Inc. Manufacturer and marketer of human pharmaceutical and animal health products	1.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 12.2%
Auto Components 0.7%
Dura Automotive Systems, Inc.*	163,400	1,550,666
Hotels, Restaurants & Leisure 1.7%
Argosy Gaming Co.*	83,600	1,450,460
Isle of Capri Casinos, Inc.*	60,900	788,655
Landry's Seafood Restaurants, Inc.	21,900	422,232
Lone Star Steakhouse & Saloon, Inc.	44,900	936,659
		3,598,006
Household Durables 1.0%
MDC Holdings, Inc.	10,800	426,600
Toro Co.	27,100	1,707,571
		2,134,171
Multiline Retail 0.6%
ShopKo Stores, Inc.*	110,400	1,242,000
Specialty Retail 4.6%
CompuCom Systems, Inc.*	182,100	850,407
Hollywood Entertainment Corp.*	100,700	1,343,338
Jo-Ann Stores, Inc. "A"*	56,500	1,479,170
OfficeMax, Inc.*	374,500	1,835,050
Payless ShoeSource, Inc.*	64,900	3,105,465
Pomeroy Computer Resources, Inc.*	35,200	293,920
The Sports Authority, Inc.*	135,900	759,681
		9,667,031
Textiles, Apparel & Luxury Goods 3.6%
Kellwood Co.	81,900	1,943,487
Oxford Industries, Inc.	48,100	1,154,400
Phillips-Van Heusen Corp.	35,100	415,935
Quicksilver Resources, Inc.*	76,400	2,013,140
Russell Corp.	124,800	2,000,544
		7,527,506
Consumer Staples 2.8%
Food Products 2.2%
J & J Snack Foods Corp.*	51,300	1,360,989
Pilgrim's Pride Corp.	77,200	580,544
Ralcorp Holdings, Inc.*	106,400	2,634,464
		4,575,997
Personal Products 0.4%
Chattem, Inc.*	59,000	895,620
Tobacco 0.2%
Schweitzer-Mauduit International, Inc.	16,200	394,794
Energy 3.3%
Energy Equipment & Services 1.7%
Oceaneering International, Inc.*	66,500	1,539,475
Offshore Logistics, Inc.*	63,000	1,274,490
Veritas DGC, Inc.*	87,000	685,560
		3,499,525
Oil & Gas 1.6%
Chesapeake Energy Corp.	81,100	656,910
St. Mary Land & Exploration Co.	107,700	2,662,344
		3,319,254
Financials 28.3%
Banks 12.7%
BankAtlantic Bancorp., Inc. "A"	72,000	658,800
BankUnited Financial Corp. "A"*	78,200	1,235,560
Commercial Federal Corp.	104,400	2,437,740
East West Bancorp., Inc.	36,700	1,283,032
First Sentinel Bancorp., Inc.	108,500	1,556,975
Flagstar Bancorp., Inc.	129,250	2,983,090
Hancock Holding Co.	26,550	1,217,052
IBERIABANK Corp.	13,300	531,867
Irwin Financial Corp.	51,500	920,305
Local Financial Corp.*	108,900	1,646,568
MAF Bancorp., Inc.	37,400	1,307,130
NetBank, Inc.	52,400	575,352
OceanFirst Financial Corp.	39,605	889,528
R & G Financial Corp. "B"	74,200	1,639,078
Sandy Spring Bancorp., Inc.	36,550	1,216,384
Seacoast Financial Services Corp.	43,900	863,952
Staten Island Bancorp., Inc.	42,100	773,798
Susquehanna Bancshares, Inc.	65,200	1,384,848
Texas Regional Bancshares, Inc. "A"	34,900	1,214,520
UMB Financial Corp.	23,535	898,802
Waypoint Financial Corp.	81,800	1,468,310
		26,702,691
Insurance 4.6%
American Medical Security Group, Inc.*	86,300	1,194,392
Delphi Financial Group, Inc. "A"	57,200	2,130,700
LandAmerica Financial Group, Inc.	63,500	2,473,325
National Western Life Insurance Co. "A"*	2,400	240,384
Stewart Information Services Corp.*	87,800	1,933,356
The Midland Co.	49,900	861,274
Triad Guaranty, Inc.*	27,800	971,888
		9,805,319
Real Estate 11.0%
Amli Residential Properties Trust (REIT)	30,100	636,615
Anthracite Capital, Inc. (REIT)	71,100	749,394
Capital Automotive (REIT)	39,500	920,745
CBL & Associates Properties, Inc. (REIT)	28,700	1,103,515
Commercial Net Lease Realty (REIT)	55,800	831,978
Felcor Suite Hotels (REIT)	57,500	600,875
Glimcher Realty Trust (REIT)	28,100	492,593
Health Care, Inc. (REIT)	44,100	1,137,780
Healthcare Realty Trust, Inc. (REIT)	47,600	1,338,988
Home Properties of New York, Inc. (REIT)	32,200	1,052,618
HRPT Properties Trust (REIT)	140,700	1,180,473
Koger Equity, Inc. (REIT)	45,900	701,352
Kramont Realty Trust (REIT)	22,500	335,250
Lexington Corporate Properties Trust (REIT)	60,300	973,845
LNR Property Corp. (REIT)	31,900	1,087,152
Meristar Hospitality Corp. (REIT)	27,200	155,040
Nationwide Health Properties, Inc. (REIT)	64,900	894,971
Pan Pacific Retail Properties, Inc. (REIT)	40,800	1,493,280
Post Properties, Inc. (REIT)	44,300	1,084,907
Prentiss Properties Trust (REIT)	42,100	1,121,123
Realty Income Corp. (REIT)	13,800	467,544
Redwood Trust, Inc. (REIT)	34,100	961,620
SL Green Realty Corp. (REIT)	35,200	1,063,744
Sovran Self Storage, Inc. (REIT)	32,100	873,762
Taubman Centers, Inc. (REIT)	46,600	762,376
Thornburg Mortgage, Inc. (REIT)	54,900	1,099,647
		23,121,187
Health Care 7.2%
Biotechnology 1.8%
Applera Corp.*	142,900	1,326,112
OSI Pharmaceuticals, Inc.*	75,800	1,154,358
Protein Design Labs, Inc.*	168,600	1,429,728
		3,910,198
Health Care Equipment & Supplies 0.6%
Dionex Corp.*	41,400	1,291,266
Health Care Providers & Services 2.8%
Beverly Enterprises, Inc.*	124,900	238,559
Hanger Orthopedic Group, Inc.*	40,600	566,370
Kindred Healthcare, Inc.*	70,300	1,193,694
PSS World Medical, Inc.*	65,800	443,492
Service Corp. International*	376,200	1,245,222
US Oncology, Inc.*	256,800	1,908,024
VCA Antech, Inc.*	15,400	237,930
		5,833,291
Pharmaceuticals 2.0%
Alpharma, Inc. "A"	146,800	2,426,604
CIMA Labs, Inc.*	42,100	947,208
Ligand Pharmaceuticals "B"*	171,500	799,190
		4,173,002
Industrials 15.7%
Aerospace & Defense 1.3%
Curtiss-Wright Corp.	20,800	1,132,560
United Defense Industries, Inc.*	66,900	1,588,875
		2,721,435
Air Freight & Logistics 0.9%
J.B. Hunt Transport Services, Inc.*	70,800	1,956,204
Building Products 1.5%
Griffon Corp.*	107,690	1,455,969
Lennox International, Inc.	135,600	1,737,036
		3,193,005
Commercial Services & Supplies 4.0%
Banta Corp.	75,700	2,268,729
Casella Waste Systems, Inc.*	92,600	824,140
CDI Corp.*	47,100	1,175,145
Imagistics International, Inc.	21,000	403,200
John H. Harland Co.	105,600	2,328,480
Waste Connections, Inc.*	39,600	1,376,100
		8,375,794
Construction & Engineering 0.4%
URS Corp.*	70,400	766,656
Electrical Equipment 0.4%
Power-One, Inc.*	86,300	424,596
Thomas & Betts Corp.*	29,100	491,208
		915,804
Industrial Conglomerates 1.3%
Carlisle Companies, Inc.	68,100	2,778,480
Machinery 3.0%
Actuant Corp. "A"*	38,200	1,535,640
IDEX Corp.	12,100	352,836
Joy Global, Inc.*	115,900	1,285,331
Nordson Corp.	54,700	1,208,870
Oshkosh Truck Corp.	29,900	1,876,823
		6,259,500
Road & Rail 2.7%
Arkansas Best Corp.*	64,400	1,559,124
Dollar Thrifty Automotive Group, Inc.*	92,200	1,842,156
Werner Enterprises, Inc.	128,300	2,346,607
		5,747,887
Transportation Infrastructure 0.2%
SCS Transportation, Inc.	30,100	352,170
Information Technology 12.1%
Communications Equipment 3.3%
ADTRAN, Inc.*	49,100	1,650,742
Allen Telecom, Inc.*	128,300	1,556,279
Arris Group, Inc.*	487,800	1,799,982
Audiovox Corp. "A"*	20,300	184,141
Avocent Corp.*	21,700	544,670
CommScope, Inc.*	136,900	1,159,543
		6,895,357
Computers & Peripherals 2.7%
Hutchinson Technology, Inc.*	85,200	1,943,412
Rainbow Technologies, Inc.*	92,200	741,288
Sandisk Corp.*	74,500	1,136,274
Western Digital Corp.*	232,600	1,849,170
		5,670,144
Electronic Equipment & Instruments 3.6%
Anixter International, Inc.*	89,600	2,016,000
Benchmark Electronics, Inc.*	62,300	2,024,750
Checkpoint Systems, Inc.*	61,700	597,256
Pioneer-Standard Electronics, Inc.	170,700	1,664,325
Teledyne Technologies, Inc.*	97,400	1,222,370
		7,524,701
Internet Software & Services 0.6%
DoubleClick, Inc.*	107,600	678,956
EarthLink, Inc.*	81,600	433,296
Internet Security Systems, Inc.*	18,700	242,913
		1,355,165
IT Consulting & Services 0.4%
American Management Systems, Inc.*	70,200	782,730
ProQuest Co.*	7,100	112,961
		895,691
Semiconductor Equipment & Products 0.0%
ParthusCeva, Inc.*	16,700	70,140
Software 1.5%
Novell, Inc.*	492,200	1,594,728
Red Hat, Inc.*	145,000	745,300
RSA Security, Inc.*	57,000	314,070
TIBCO Software, Inc.*	85,200	477,972
		3,132,070
Materials 9.4%
Chemicals 3.5%
A. Schulman, Inc.	109,600	1,645,094
Cambrex Corp.	21,800	560,260
Crompton Corp.	101,800	629,124
Cytec Industries, Inc.*	40,100	1,169,717
Great Lakes Chemicals Corp.	106,500	2,367,495
Stepan Co.	43,100	1,011,988
		7,383,678
Construction Materials 0.5%
Florida Rock Industries, Inc.	28,000	940,800
Containers & Packaging 2.3%
Crown Cork & Seal Co.*	251,600	1,743,588
Myers Industries, Inc.	104,852	1,082,073
Rock-Tenn Co. "A"	81,700	1,121,741
Silgan Holdings, Inc.*	44,400	910,200
		4,857,602
Metals & Mining 3.0%
Commercial Metals Co.	74,700	1,086,885
Quanex Corp.	43,600	1,338,520
Steel Dynamics, Inc.*	73,700	980,210
Worthington Industries, Inc.	198,700	3,014,279
		6,419,894
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	34,000	248,200
Telecommunication Services 0.6%
Wireless Telecommunication Services
Boston Communications Group, Inc.*	99,700	1,269,181
Utilities 6.6%
Electric Utilities 0.2%
UIL Holdings Corp.	14,300	457,457
Gas Utilities 5.1%
AGL Resources, Inc.	102,600	2,344,410
Energen Corp.	106,000	3,219,220
New Jersey Resources Corp.	64,450	2,050,155
Northwest Natural Gas Co.	46,100	1,199,522
ONEOK, Inc.	112,300	1,925,945
		10,739,252
Multi-Utilities & Unregulated Power 1.3%
Avista Corp.	118,700	1,293,830
Westar Energy, Inc.	120,800	1,348,128
		2,641,958
Total Common Stocks (Cost $217,425,593)		206,809,749

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 1.14%**, 4/24/2003 (c) (Cost $364,052)	365,000	364,056

	Shares	Value ($)

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $3,478,914)	3,478,914	3,478,914
Total Investment Portfolio - 100.0% (Cost $221,268,559) (a)		210,652,719

* Non-income producing security
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $221,507,173. At January 31, 2003, net unrealized depreciation for all securities based on tax cost was $10,854,454. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,648,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,503,092.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At January 31, 2003, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
At January 31, 2003, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
Russell 2000	3/20/2003	19	3,670,447	3,534,950
Total unrealized depreciation on open futures contracts purchased				(135,497)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $221,268,559)	$ 210,652,719
Dividends receivable	248,093
Receivable for Fund shares sold	144,708
Receivable for daily variation margin on open futures contracts	55,688
Other receivable	745
Total assets	211,101,953
Liabilities
Payable for Fund shares redeemed	516,469
Accrued management fee	144,065
Other accrued expenses and payables	88,542
Total liabilities	749,076
Net assets, at value	$ 210,352,877
Net Assets
Net assets consist of: Undistributed net investment income	794,531
Net unrealized appreciation (depreciation) on: Investments	(10,615,840)
Futures	(135,497)
Accumulated net realized gain (loss)	(22,614,521)
Paid-in capital	242,924,204
Net assets, at value	$ 210,352,877

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($206,134,250 / 11,993,663 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized) (a)	$ 17.19
Class A Net Asset Value and redemption price per share ($2,073,441 / 120,627 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.19
Maximum offering price per share (100 / 94.25 of $17.19)	$ 18.24
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,656,617 / 97,117 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.06
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($488,569 / 28,643 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.06

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,170)	$ 2,150,606
Interest	39,425
Total Income	2,190,031
Expenses: Management fee	854,656
Administrative fee	513,839
Distribution service fees	12,650
Trustees' fees and expenses	3,952
Other	5,477
Total expenses, before expense reductions	1,390,574
Expense reductions	(17)
Total expenses, after expense reductions	1,390,557
Net investment income (loss)	799,474
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(23,986,557)
Futures	(331,445)
(24,318,002)
Net unrealized appreciation (depreciation) during the period on:
Investments	7,788,675
Futures	(147,368)
7,641,307
Net gain (loss) on investment transactions	(16,676,695)
Net increase (decrease) in net assets resulting from operations	$ (15,877,221)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ 799,474	$ 1,407,732
Net realized gain (loss) on investment transactions	(24,318,002)	33,470,412
Net unrealized appreciation (depreciation) on investment transactions during the period	7,641,307	(44,738,762)
Net increase (decrease) in net assets resulting from operations	(15,877,221)	(9,860,618)
Distributions to shareholders from: Net investment income:
Class S	(552,652)	(933,909)
Class A	-	(150)
Class B	-	(2)
Class C	-	(17)
Net realized gains:
Class S	(24,396,693)	-
Class A	(488,795)	-
Class B	(198,255)	-
Class C	(53,577)	-
Fund share transactions: Proceeds from shares sold	21,998,124	106,006,335
Reinvestment of distributions	24,863,536	884,692
Cost of shares redeemed	(40,196,984)	(72,469,419)
Redemption fees	81,441	63,198
Net increase (decrease) in net assets from Fund share transactions	6,746,117	34,484,806
Increase (decrease) in net assets	(34,821,076)	23,690,110
Net assets at beginning of period	245,173,953	221,483,843
Net assets at end of period (including undistributed net investment income of $794,531 and $547,709, respectively)	$ 210,352,877	$ 245,173,953

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S
Years Ended July 31,	2003[a]	2002	2001	2000	1999[b]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.79	$ 21.45	$ 16.58	$ 19.40	$ 17.65	$ 19.58	$ 13.57
Income (loss) from investment operations:
Net investment income (loss)[d]	.07	.13	.04	.02	.02	.07	.01
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(.71)	4.85	(2.83)	1.90	(1.71)	6.03
Total from investment operations	(1.31)	(.58)	4.89	(2.81)	1.92	(1.64)	6.04
Less distributions from: Net investment income	(.05)	(.09)	(.03)	(.02)	(.05)	(.02)	(.03)
Net realized gains on investment transactions	(2.25)	-	-	-	(.14)	(.30)	(.01)
Total distributions	(2.30)	(.09)	(.03)	(.02)	(.19)	(.32)	(.04)
Redemption fees	.01	.01	.01	.01	.02	.03	.01
Net asset value, end of period	$ 17.19	$ 20.79	$ 21.45	$ 16.58	$ 19.40	$ 17.65	$ 19.58
Total Return (%)	(6.60)f**	(2.69)	29.57[e]	(14.43)[e]	10.96e,f**	(8.45)	44.67[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	240	221	161	294	237	123
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.25[h]	1.84[g]	1.59*	1.39	1.63
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.18[h]	1.32[g]	1.32*	1.39	1.50
Ratio of net investment income (loss) (%)	.71*	.56	.21	.12	.11*	.31	.07
Portfolio turnover rate (%)	131*	157	71	29	34*	23	44
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.
[c] For the year ended August 31.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.76% and 1.25%, respectively.
[h] The ratios of operating expenses includes a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 547,709
Undistributed net long-term capital gains	$ 27,794,156
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ (19,446,374)

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 934,078

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $146,032,991 and $162,743,669, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000 of the Fund's average daily net assets computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.475%, 0.525% and 0.50% of average daily net assets of Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class S	$ 502,618	$ 81,771
Class A	5,669	1,584
Class B	4,418	759
Class C	1,134	207
	$ 513,839	$ 84,321

The Administrative Services Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain operating expenses of each class at 1.50% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2003
Class B	$ 6,311	$ 1,085
Class C	1,701	310
	$ 8,012	$ 1,395

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2003	Effective Rate
Class A	$ 2,307	$ 825.22%
Class B	1,784	410.23%
Class C	547	194.24%
	$ 4,638	$ 1,429

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2003 aggregated $1,168.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2003, the CDSC for Class B and C shares aggregated $794 and $36, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003, totaled $35,136 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $17 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	909,514	$ 17,831,539	4,422,396	$ 100,129,361
Class A	168,596	3,381,181	142,167*	3,164,290*
Class B	32,368	644,407	84,052*	1,970,965*
Class C	7,317	140,997	31,813*	741,719*
		$ 21,998,124		$ 106,006,335
Shares issued to shareholders in reinvestment of distributions
Class S	1,365,470	$ 24,237,103	40,989	$ 884,542
Class A	22,164	393,409	7*	150*
Class B	10,197	179,869	-	-
Class C	3,013	53,155	-	-
		$ 24,863,536		$ 884,692
Shares redeemed
Class S	(1,843,956)	$ (35,882,774)	(3,228,076)	$ (71,818,594)
Class A	(203,316)	(3,850,275)	(8,991)*	(207,733)*
Class B	(21,282)	(415,254)	(8,218)*	(193,241)*
Class C	(2,444)	(48,681)	(11,056)*	(249,851)*
		$ (40,196,984)		$ (72,469,419)
Redemption fees
Class S	-	$ 81,441	-	$ 63,198
Net increase (decrease)
Class S	431,028	6,267,309	1,235,309	29,258,507
Class A	(12,556)	(75,685)	133,183*	2,956,707*
Class B	21,283	409,022	75,834*	1,777,724*
Class C	7,886	145,471	20,757*	491,868*
		$ 6,746,117		$ 34,484,806

* For the period from December 3, 2001 (commencement of sales of Class A, B, and C shares) to July 31, 2002.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund, Inc.
The New Germany Fund, Inc.
The Central European Equity Fund, Inc.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Scudder funds

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER
Please address all written correspondence to	For Scudder Class S Shareholders: Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence
P.O. Box 219669
Kansas City, MO 64121-9669

July 2002